UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2006 (April 4, 2006)

Commission File Number: 0 - 30927

GARUDA CAPITAL CORP.
(Exact Name of Registrant as Specified in Charter)

NEVADA	980209053
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation)

502 – 1978 Vine Street, Vancouver, British Columbia, Canada V6K 4S14
(Address of principal executive offices)

(604) 737-0203
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[           ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[           ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[           ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[           ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 4, 2006, Garuda Capital Corp. (the "Company") announced that its wholly owned subsidiary Garuda Minerals Inc. would not be exercising an option it acquired on May 18, 2005 to acquire an interest in an exploration license on a property in Ghana from Newhaven Resources Ltd. (“Newhaven”). The option was originally acquired by an agreement dated May 18, 2005.

Also, on April 4, 2005, the Company announced its wholly owned subsidiary Garuda Gold Corporation would not exercise its option from Newhaven to acquire an interest in the contract mining of an open pit property in Prestia, Ghana. The option was originally acquired from Newhaven by an agreement dated May 18, 2005.

The announcements were made through a press release, as attached.

Item 9.01 Financial Statements and Exhibits

Exhibit
Number	Description

99.1	Press Release Issued by the Company on April 4, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2006	GARUDA CAPITAL CORP.

By:	/s/ C. Robin Relph
C. Robin Relph, President, Chief
Executive Officer, Chief Financial Officer

Exibit Index
Exhibit
Number	Description

99.1	Press Release Issued by the Company on April 4, 2006